EXHIBIT 10

Consents of Independent Auditors and Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Post-Effective Amendment No. 2 to Registration Statement No. 333-205138 of Ameritas Life Insurance Corp. Separate Account LLVA on Form N-4 of our report dated March 22, 2016 (which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, a basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”), and, as such, expresses an adverse opinion on GAAP), relating to the statutory basis financial statements of Ameritas Life Insurance Corp., appearing in the Statement of Additional Information, which is included in the Registrant’s Post-Effective Amendment No. 1 to Registration statement No. 333-205138, and to the reference to us under the heading “Services” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
July 28, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Post-Effective Amendment No. 2 to Registration Statement No. 333-205138 of Ameritas Life Insurance Corp. Separate Account LLVA on Form N-4 of our report dated March 8, 2016, relating to the financial statements and financial highlights of the subaccounts of Ameritas Life Insurance Corp. Separate Account LLVA, appearing in the Statement of Additional Information, which is included in the Registrant’s Post-Effective Amendment No. 1 to Registration Statement No. 333-205138, and to the reference to us under the heading “Services” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
July 28, 2016